UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 9, 2004

OMI CORPORATION (Exact name of Registrant as specified in its charter)

Commission File Number 001-14135

Marshall Islands (State or other jurisdiction of incorporation or organization)	52-2098714 (I.R.S. Employer Identification No.)

Registrant’s Address:
One Station Place
Stamford, Connecticut 06902
Registrant’s telephone number including area code: (203) 602-6700

Item 7. Financial Statements and Exhibits

(c) Exhibits

99 Text of slides shown during OMI Corporation’s presentation on March 9, 2004

Item 9. Regulation FD.

On March 9, 2004, Craig H. Stevenson, Jr., Chairman and Chief Executive Officer of OMI Corporation made a slide presentation at an investors conference. The text of slides shown during the presentation is attached hereto and incorporated herein by reference as Exhibit 99 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004	By: /s/ Craig H. Stevenson, Jr. Craig H. Stevenson, Jr. Chairman of the Board and Chief Executive Officer
Date: March 9, 2004	By: /s/ Kathleen C. Haines Kathleen C. Haines Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following Exhibit is being filed with this report.

Exhibit No. 99	Description Text of slides shown during OMI Corporation's presentation on March 9, 2004.